FCPT Announces Third Quarter 2019 Financial and Operating Results MILL VALLEY, CA – October 29, 2019 / Business Wire – Four Corners Property Trust, Inc. (“FCPT” or the “Company”, NYSE: FCPT) today announced financial results for the three months and nine months ended September 30, 2019. Management Comments “Our portfolio continued to perform well in the third quarter. As FCPT approaches its fourth anniversary in November, we are very proud of the advancement made in building a highly capable team, and the significant progress achieved toward our portfolio growth and diversification goals,” said Bill Lenehan, CEO of FCPT. “Since July, we have announced the signing of definitive agreements to acquire over $84 million of additional outparcel properties from Washington Prime and Brookfield Properties representing 44 properties and including our first non-restaurant retail properties. These outparcel properties represent a diverse group of durable brands benefitting from low rent levels, strong demographics and a high percentage of credit-worthy, corporate operators.” Financial Results Rental Revenue and Net Income Attributable to Common Shareholders • Rental revenue for the third quarter increased 12.6% over the prior year to $35.2 million. Rental revenue consisted of $32.8 million in cash rents and $2.4 million of straight-line and other non-cash rent adjustments. • Net income attributable to common shareholders was $18.3 million for the third quarter, or $0.27 per diluted share. These results compared to net income attributable to common shareholders of $17.5 million in the prior year, or $0.27 per diluted share. • Net income attributable to common shareholders was $53.7 million for the nine months ended September 30, 2019, or $0.78 per diluted share. These results compared to net income attributable to common shareholders of $61.2 million, or $0.97 per diluted share, including a $10.9 million gain on the sale of a property, for the same nine-month period in the prior year. Funds from Operations (FFO) • NAREIT-defined FFO per diluted share for the third quarter was $0.36, representing a $0.01 per share increase compared to the third quarter in 2018. • NAREIT-defined FFO per diluted share for the nine months ended September 30, 2019 was $1.07, representing a $0.02 per share increase compared to the same nine-month period in the prior year. Adjusted Funds from Operations (AFFO) • AFFO per diluted share for the third quarter was $0.35, representing a $0.01 per share increase compared to the third quarter in 2018. • AFFO per diluted share for the nine months ended September 30, 2019 was $1.03, representing a $0.01 per share increase compared to the same nine-month period in the prior year. General and Administrative (G&A) Expense • G&A expense for the third quarter was $3.4 million, which included $0.8 million of stock-based compensation. These results compared to G&A expense in the third quarter of 2018 of $3.1 million, including $0.9 million of stock-based compensation. • Cash G&A expense (after excluding stock-based compensation) for the third quarter was $2.6 million, representing 7.9% of cash rental income for the quarter.

Dividends • FCPT declared a dividend of $0.2875 per common share for the third quarter of 2019. Portfolio Activities Acquisitions • During the third quarter, FCPT acquired 8 restaurants and leasehold interests for a combined purchase price of $16.1 million, at an initial weighted average cash yield of 6.4%, with a weighted average lease term of 8.3 years remaining. • During the last three months, FCPT has announced the signing of separate definitive agreements with Washington Prime Group (NYSE: WPG) and Brookfield Properties (NASDAQ: BPY, TSX: BPY.UN) to purchase a combined 44 properties for approximately $84.2 million. These transactions were priced at a mid-six percent capitalization rate on net operating income and include 26 restaurant properties as well as 18 properties operating in other retail sectors, marking FCPT’s first investments outside of restaurant net lease. o Washington Prime Group Portfolio (announced July 24, 2019): - 20 outparcel properties for approximately $37.8 million - 12 restaurant properties, 8 properties operating in other retail sectors - Current weighted average remaining lease term of approximately eight years - Two properties closed in the third quarter o Brookfield Properties Portfolio (announced October 2, 2019): - 24 outparcel properties for approximately $46.4 million - 14 restaurant properties, 10 properties operating in other retail sectors - Current weighted average remaining lease term of approximately seven years Liquidity and Capital Markets Capital Raising • During the third quarter, FCPT did not utilize its At-The-Market (ATM) stock program. During the second quarter, 1,603,478 shares of Common Stock were sold by a manager under the ATM program pursuant to a forward sale agreement for gross proceeds of approximately $47.0 million based on the initial forward price. The Company currently expects to fully physically settle the forward sale agreement with the forward purchaser on one or more dates prior to January 1, 2020. In October 2019, the Company issued 500,000 shares of common stock in settlement of the ATM forward at a sales price of $28.94 per share before sales commissions, for net proceeds of approximately $14.3 million. Cash • At September 30, 2019, FCPT had $10.2 million of available cash and cash equivalents net of $19.6 million of third quarter dividends that were paid on October 15, 2019. Credit Facility and Unsecured Note • At September 30, 2019, FCPT had $625 million of outstanding debt, consisting of $400 million of term loans and $225 million of unsecured fixed rate notes. At quarter end, FCPT was undrawn on its $250 million revolving credit facility. Real Estate Portfolio

• As of September 30, 2019, the Company’s rental portfolio consisted of 650 restaurant properties located in 45 states. The properties are 99.9% occupied (measured by square feet) under long-term, net leases with a weighted average remaining lease term of approximately 11.5 years and an estimated portfolio weighted average EBITDAR to Lease Rent coverage of 4.8x. Conference Call Information Company management will host a conference call and audio webcast on Wednesday, October 30, 2019 at 11:00 am Eastern Time to discuss the results. Interested parties can listen to the call via the following: Internet: Go to http://dpregister.com/10135560 at least 15 minutes prior to start time of the call, in order to register and to download any necessary audio software. Please note for those that register, the dial-in number will be provided upon registration. Phone: 1-888-346-5243 (domestic) / 1-412-317-5120 (international). Participants not pre-registered must ask to be joined into the Four Corners Property Trust call. Replay: Available through January 30, 2020 by dialing 1-877-344-7529 (domestic) / 1-412-317- 0088 (international), Replay Access Code 10135560. About FCPT FCPT is a real estate investment trust primarily engaged in the acquisition and leasing of restaurant properties. The Company seeks to grow its portfolio by acquiring additional real estate to lease for use in the restaurant and retail industries.

Cautionary Note Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the federal securities laws. Forward- looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance; and expectations regarding the making of distributions and the payment of dividends. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the company from time to time with the Securities and Exchange Commission. Notice Regarding Non-GAAP Financial Measures: In addition to U.S. GAAP financial measures, this press release and the referenced supplemental financial and operating report contain and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the investor relations section of our website. Supplemental Materials and Website: Supplemental materials on the Third Quarter 2019 operating results and other information on the Company are available on the investors relations section of FCPT’s website at www.investors.fcpt.com. FCPT Bill Lenehan, 415-965-8031 CEO Gerry Morgan, 415-965-8032 CFO

Four Corners Property Trust Consolidated Statements of Income (Unaudited) (In thousands, except share and per share data) Three Months Ended September 30, Nine Months Ended September 30, 2019 2018 2019 2018 Revenues: Rental revenue $ 35,209 $ 31,324 $ 103,832 $ 90,509 Restaurant revenue 4,974 4,798 15,520 15,091 Total revenues 40,183 36,122 119,352 105,600 Operating expenses: General and administrative 3,389 3,116 10,766 9,809 Depreciation and amortization 6,653 5,743 19,532 16,312 Property expenses 346 109 1,071 289 Restaurant expenses 4,805 4,713 14,742 14,370 Total operating expenses 15,193 13,681 46,111 40,780 Interest expense (6,665) (4,934) (19,969) (14,667) Other income, net 153 164 872 752 Realized gain on sale, net - - - 10,879 Income tax expense (69) (64) (198) (189) Net income 18,409 17,607 53,946 61,595 Net income attributable to noncontrolling interest (78) (111) (244) (402) Net Income Attributable to Common Shareholders $ 18,331 $ 17,496 $ 53,702 $ 61,193 Basic net income per share $ 0.27 $ 0.27 $ 0.79 $ 0.97 Diluted net income per share $ 0.27 $ 0.27 $ 0.78 $ 0.97 Regular dividends declared per share $ 0.2875 $ 0.2750 $ 0.8625 $ 0.8250 Weighted-average shares outstanding: Basic 68,315,915 65,347,842 68,274,167 62,804,123 Diluted 68,527,187 65,577,975 68,495,013 62,987,282

Four Corners Property Trust Consolidated Balance Sheets (In thousands, except share data) September 30, 2019 (Unaudited) December 31, 2018 ASSETS Real estate investments: Land $ 608,601 $ 569,057 Buildings, equipment and improvements 1,256,857 1,236,224 Total real estate investments 1,865,458 1,805,281 Less: Accumulated depreciation (629,876) (614,584) Total real estate investments, net 1,235,582 1,190,697 Intangible lease assets, net 35,988 18,998 Total real estate investments and intangible lease assets, net 1,271,570 1,209,695 Cash and cash equivalents 29,789 92,041 Straight-line rent adjustment 37,151 30,141 Derivative assets 143 5,982 Other assets 9,127 5,239 Total Assets $ 1,347,780 $ 1,343,098 LIABILITIES AND EQUITY Liabilities: Long-term debt ($625,000 principal, net of deferred financing costs) $ 617,428 $ 615,892 Dividends payable 19,641 19,580 Rent received in advance 8,831 1,609 Derivative liabilities 7,955 - Other liabilities 15,414 7,053 Total liabilities 669,269 644,134 Equity: Preferred stock, $0.0001 par value per share, 25,000,000 shares authorized, zero shares issued and outstanding - - Common stock, $0.0001 par value per share, 500,000,000 shares authorized, 68,417,182 and 68,204,405 shares issued and outstanding, respectively 7 7 Additional paid-in capital 639,790 639,116 Accumulated other comprehensive income (7,780) 5,956 Noncontrolling interest 5,682 7,867 Retained earnings 40,812 46,018 Total equity 678,511 698,964 Total Liabilities and Equity $ 1,347,780 $ 1,343,098

Four Corners Property Trust FFO and AFFO (Unaudited) (In thousands, except share and per share data) Three Months Ended September 30, Nine Months Ended September 30, 2019 2018 2019 2018 Funds from operations (FFO): Net income $ 18,409 $ 17,607 $ 53,946 $ 61,595 Real estate depreciation and amortization 6,636 5,724 19,481 16,264 Realized gain on sales of real estate - - - (10,879) Realized gain on exchange of real estate (1) - - - (228) FFO (as defined by NAREIT) $ 25,045 $ 23,331 $ 73,427 $ 66,752 Straight-line rent (2,415) (2,294) (7,008) (6,857) Stock-based compensation 802 930 2,792 3,037 Non-cash amortization of deferred financing costs 512 458 1,539 1,368 Other non-cash interest income (expense) 1 33 (4) 27 Non-real estate investment depreciation 17 19 51 48 Amortization of above and below market leases, net 25 15 49 46 Adjusted Funds from Operations (AFFO) $ 23,987 $ 22,492 $ 70,846 $ 64,421 (2) Fully diluted shares outstanding 68,816,579 65,987,295 68,805,612 63,396,602 FFO per diluted share $ 0.36 $ 0.35 $ 1.07 $ 1.05 AFFO per diluted share $ 0.35 $ 0.34 $ 1.03 $ 1.02 (1) Non-cash gain recognized for GAAP purposes on the transfer of nonfinancial assets related to an excess land parcel exchange. (2) Assumes the issuance of common shares for OP units held by non-controlling interest.